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                                                                  EXHIBIT 10.11


                      LANDA MANAGEMENT SYSTEMS CORPORATION

                                VOTING AGREEMENT

     THIS VOTING AGREEMENT (the "Agreement") is made and entered into this 27th day of February, 1998, by and among LANDA MANAGEMENT SYSTEMS CORPORATION, a California corporation (the "Company"), those certain holders of the Company's Common Stock and options to purchase Common Stock listed on Exhibit A hereto (the "Key Shareholders") and the persons and entries listed on Exhibit B hereto (the "Investors").

                                  WITNESSETH:

     WHEREAS, the Key Shareholders are the beneficial owners of an aggregate of seven hundred fifty-eight thousand four hundred seventy-seven and eighty-three one hundredths (758,477.83) shares of Common Stock and/or options to purchase three hundred sixty-eight thousand eight hundred forty-eight (368,848) shares of Common Stock and/or warrants to purchase three hundred fifty thousand (350,000) shares of Common Stock of the Company; and

     WHEREAS, the Company proposes to sell shares of its Series D Preferred Stock, (the "Series D Preferred Stock"), to the Investors pursuant to the Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith (the "Financing");

     WHEREAS, in connection with the consummation of the Financing, the Company, the Key Shareholders and the Investors have agreed to provide for the future voting of their shares of the Company's capital stock as set forth below;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

                                     VOTING

     1.1 COMMON SHARES; INVESTOR SHARES.

          1.1.1 The Key Shareholders each agree to hold all shares of voting capital stock of the Company registered in their respective names or beneficially owned by them as of the date hereof, and any and all other securities of the Company legally or beneficially acquired by each of the Key Shareholders after the date hereof (including but not limited to all shares of Common Stock issued upon exercise of options and/or warrants to purchase Common Stock; hereinafter collectively referred to as the "Common Shares"), subject to, and to vote the Common Shares in accordance with, the provisions of this Agreement.

          1.1.2 The Investors each agree to hold all shares of voting capital stock of the Company now owned or hereinafter acquired by them (including but not limited to all shares of Common Stock issued upon conversion of the Company's Series D Preferred Stock) registered in their respective


                                       1.
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names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof) (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

     1.2  VOTING.

          (a) At each election of directors in which the holders of Common Stock and holders of Preferred Stock, voting together as a single class, are entitled to elect directors of the Company, the Key Shareholders and Investors shall consult each other and shall vote their respective shares of the Company's voting stock so that at least such directors will be nominees that are mutually acceptable to a majority in interest of the holders of Series D Preferred Stock. It is anticipated that one of the directors to be elected pursuant to this section will be Bryan Lang for so long as he remains an employee of the Company.

          (b) Each Key Shareholder and each Investor agrees to vote its voting stock in accordance with the voting of holders of a majority in interest of the Series D Preferred Stock with respect to (i) the approval of any proposed amendment to the Amended and Restated Articles of Incorporation of the Company (the "Restated Articles"), (ii) the approval of any proposed amendment to the Amended and Restated Bylaws of the Company, and (iii) any proposed Acquisition or Asset Transfer (as each such term is defined in the Restated Articles).

     1.3  LEGEND.

          1.3.1 Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed, on certificates representing the Common Shares and the Investor Shares, and such legend shall be imprinted on each Common Share issued upon exercise by a Key Shareholder of an option to purchase Common Stock, the following restrictive legend (the "Legend"):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT
          TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST
          TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

          1.3.2 The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Common Shares or Investor Shares theretofore represented by a certificate carrying the Legend.

     1.4 SUCCESSORS. The provisions of this Agreement shall be binding upon the successors in interest to any of the Common Shares or Investor Shares. The Company shall not permit the transfer of


                                       2.
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any of the Common Shares or Investor Shares on its books or issue a new certificate representing any of the Common Shares or Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written Agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were a Key Shareholder or Investor, as applicable. Notwithstanding the foregoing, upon any transfer effected pursuant to Section 2.3 of the Purchase Agreement, such transferee shall be deemed to be an Investor hereunder and the shares of voting capital stock of the Company then transferred to it and/or thereafter acquired by it shall be deemed "Investor Shares."

     1.5 OTHER RIGHTS. Except as provided by this Agreement, each key Shareholder and Investor shall exercise the full rights of a shareholder with respect to the Common Shares and the Investor Shares, respectively.


                                   ARTICLE 2

                                  TERMINATION

     2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

          2.1.1 the date of the closing of a firmly underwritten public offering of the Company's Common Stock pursuant to a registration statement filed with, and declared effective under the Securities Act of 1933, as amended; or

          2.1.2 at such time as the Investors hold less than One Million (1,000,000) shares of Series D Preferred Stock (as adjusted for stock splits and the like); or

          2.1.3 ten (10) years from the date of this Agreement; or

          2.1.4 the date as of which the parties hereto terminate this Agreement by written consent of a majority in interest of the Investors and a majority in interest of the Key Shareholders.


                                   ARTICLE 3

                                 MISCELLANEOUS

     3.1 OWNERSHIP. Each Key Shareholder represents and warrants to the Investors that (a) he now owns the Common Shares and/or Options and/or Warrants to purchase Common Stock of the Company set forth opposite such person's name on Exhibit A hereto, free and clear of liens or encumbrances, and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than on which has expired or terminated prior to the date hereof, and (b) such Key Shareholder has full power and capacity to execute, deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of, such Key Shareholder enforceable in accordance with its terms.

     3.2 FURTHER ACTION. If and when the Common Shares are sold, each Key Shareholder (or the personal representative of any Key Shareholder) shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Common Shares to do all things and


                                       3.
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execute and deliver all documents, as may be necessary to consummate such sale consistent with this Agreement.

     3.3 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action of proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

     3.4 GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California.

     3.5 AMENDMENT. This Agreement may be amended only by an instrument in writing signed by the Company, a majority in interest of the Investors and a majority in interest of the Key Shareholders.

     3.6 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     3.7 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

     3.8 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to the Company's shareholders pursuant to a plan of merger) are issued on, or in exchange for, any of the Common Shares or Investor Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Common Shares or Investor Shares, as the case may be, for purposes of this Agreement.

     3.9 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

     3.10 WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

     3.11 ATTORNEY'S FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.



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     3.12 ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, along with the Purchase Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

















                                       5.
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     IN WITNESS WHEREOF, the parties hereto have executed this VOTING AGREEMENT as of the date first above written.


COMPANY:                                INVESTORS:

LANDA MANAGEMENT SYSTEMS CORPORATION    BEDROCK CAPITAL PARTNERS, L.L.P.


By:                                     By:
   ---------------------------------       ------------------------------------
     President                               General Partner


KEY SHAREHOLDERS:                       BEDROCK CAPITAL SIDE-BY-SIDE, L.P.


                                        By:
------------------------------------       ------------------------------------
BRYAN LANG                                   General Partner


------------------------------------    GREYLOCK IX LIMITED PARTNERSHIP
STEPHEN KAY                             By: Greylock IX GP Limited Partnership
                                        Its General Partner


                                        By:
------------------------------------       ------------------------------------
SHAREHOLDER                                  General Partner


                                        SEQUOIA CAPITAL VII,
                                        A CALIFORNIA LIMITED PARTNERSHIP
                                        By:  SC  VII-A  Management, LLC A
California
                                        Limited Liability Company,
                                        Its General Partner


                                        By:
                                           ------------------------------------
                                             Managing Member


                                        SEQUOIA TECHNOLOGY PARTNERS VII
                                        A CALIFORNIA LIMITED PARTNERSHIP
                                        By:  SC  VII-A  Management, LLC A
California
                                        Limited Liability Company,
                                        Its General Partner


                                        By:
                                           ------------------------------------
                                             Managing Member






                       SIGNATURE PAGE TO VOTING AGREEMENT

                                        SQP 1997

                                        BY: SC VII-A MANAGEMENT, LLC A
                                        CALIFORNIA LIMITED LIABILITY COMPANY,
                                        ITS GENERAL PARTNER

                                        By:
                                           ---------------------------
                                             Managing Member

                                        SEQUOIA 1997 LLC

                                        BY: SC VII-A MANAGEMENT, LLC A
                                        CALIFORNIA LIMITED LIABILITY COMPANY,
                                        IT'S GENERAL PARTNER

                                        By:
                                           ---------------------------
                                             Managing Member

                                        SEQUOIA INTERNATIONAL PARTNERS

                                        BY: SC VII-A MANAGEMENT, LLC A
                                        CALIFORNIA LIMITED LIABILITY COMPANY,
                                        IT'S GENERAL PARTNER

                                        By:
                                           ---------------------------
                                             Managing Member

                                        ------------------------------
                                        GENE CATTARINA




                                        ------------------------------
                                        JOHN KARLEN




                       SIGNATURE PAGE TO VOTING AGREEMENT